Subsequent Events (Details Textual) (Subsequent Event [Member], USD $)	6 Months Ended
Jun. 30, 2013
Subsequent Event [Member]
Proceeds from Issuance of Long-term Debt, Total	$ 13,000,000
Debt Instrument, Description	Company shall prepay the outstanding amount of the New Loan from excess cash flow (Cash Flow Recapture) for each fiscal year commencing year ending December 31, 2014 in arrears in an amount equal to twenty percent (20%) of such Cash Flow Recapture.
Gains (Losses) on Extinguishment of Debt	(1,046,000)
Debt Instrument, Unamortized Deferred Costs And Discount	859,000
Prepayment fee of debt	$ 187,000
Debt Instrument, Maturity Date, Description	5-year term loan
Long-Term Debt, Percentage Bearing Fixed Interest, Percentage Rate	4.44%